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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               October 15, 1998
               Date of report (Date of earliest event reported)

                             CALLAWAY GOLF COMPANY
              (Exact Name of Registrant as Specified in Charter)

        CALIFORNIA                   1-10962                    95-3797580
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)

                             2285 RUTHERFORD ROAD
                            CARLSBAD, CA 92008-8815
                   (Address of Principal Executive Offices)

                                (760) 931-1771
             (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.
        ------------

    On October 15, 1998, Callaway Golf Company announced that Donald H. Dye would no longer be serving as President and Chief Executive Officer or as a Director of Callaway Golf. Callaway Golf also stated that Ely Callaway, the Company's Founder and Chairman, will reassume the additional roles of President and Chief Executive Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

    (c) Exhibits.

    99.1  Press Release, dated October 15, 1998, of Callaway Golf
          Company.
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 21, 1998                          CALLAWAY GOLF COMPANY



                                                By: /s/ ELY CALLAWAY
                                                   ----------------------------
                                                    Ely Callaway
                                                    Chairman, President and CEO
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                                 EXHIBIT INDEX


Exhibit Number   Description
--------------   -----------


99.1             Press Release, dated October 15, 1998, of Callaway Golf
                 Company.